Exhibit 99.2
Fannie Mae 2009 Second Quarter Credit Supplement August 6, 2009

These materials present tables and other information about Fannie Mae, including information contained in Fannie Mae’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, the “2009 Q2 Form 10-Q.” Some of the terms used in these materials are defined and discussed more fully in the 2009 Q2 Form 10-Q and Fannie Mae’s Annual Report on Form 10-K for the year ended December 31, 2008, “2008 Form 10-K.” These materials should be reviewed together with the 2009 Q2 Form 10-Q and 2008 Form 10-K, copies of which are available on Fannie Mae’s Web site at www.fanniemae.com in the “Investor Relations” section of the Web site. This presentation includes forward-looking statements relating to future home price declines. These statements are based on our opinions, analyses, estimates, forecasts and other views on a variety of economic and other information, and changes in the assumptions and other information underlying these views could produce materially different results. The impact of future home price declines on our business, results or financial condition will depend on many other factors. 1

Table of Contents Slide Home Price Growth/Decline Rates in the U.S. 3 Home Price Declines Peak-to-Current (by State) as of 2009 Q2 4 Fannie Mae Credit Profile by Key Product Features 5 Fannie Mae Credit Profile by Vintage and Key Product Features 6 Fannie Mae Single-Family Cumulative Default Rate 7 Fannie Mae Credit Profile by State 8 Fannie Mae Single-Family Serious Delinquency Rates by State and Region 9 Home Price Growth/Decline and Fannie Mae Real Estate Owned (REO) in Selected States 10 Fannie Mae Alt-A Credit Profile by Key Product Features 11 Fannie Mae Alt-A Loans Versus Loans Underlying Private-Label Alt-A Securities 12 Fannie Mae Workouts by Type 13 Making Home Affordable Program (HAMP) 14 Fannie Mae Modifications of Single-Family Delinquent Loans 15 Fannie Mae Multifamily Credit Profile by Loan Attributes 16 Fannie Mae Multifamily Credit Profile by Acquisition Year 17 2

Home Price Growth/Decline Rates in the U.S.

Fannie Mae Home Price Index


15%
10%
5%
0%
-5%
-10%
-15%
6.7%
5.7%
8.1%
7.4%
10.5%
11.4%
2.7%
-3.8%
-10.0%
-7% to -12%
Forecast
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

S&P/Case-Shiller Index	9.8%	7.7%	10.6%	10.7%	14.6%	14.7%	-0.3%	-8.7%	-18.2%

Growth rates are from period-end to period-end.

- We expect 2009 home price declines to be in the 7% to 12% range based upon the Fannie Mae Home Price Index. This 7% to 12% range is comparable to a 12% to 18% range using the S&P/Case-Shiller index method.
- We expect peak-to-trough declines in home prices to be in the 20% to 30% range (comparable to a 33% to 46% range using the S&P/Case-Shiller index method).
- Based on the observed home price trend during the first half of 2009, we expect future home price declines to be on the lower end of our estimated ranges.

Note: Our estimates differ from the S&P/Case-Shiller index in two principal ways: (1) our estimates weight expectations for each individual property by number of properties, whereas the S&P/Case-Shiller index weights expectations of home price declines based on property value, causing declines in home prices on higher priced homes to have a greater effect on the overall result; and (2) our estimates do not include known sales of foreclosed homes because we believe that differing maintenance practices and the forced nature of the sales make foreclosed home prices less representative of market values, whereas the S&P/Case-Shiller index includes sales of foreclosed homes. The S&P/Case Shiller comparison numbers shown above for 2009 and peak-to-trough forecasts are calculated using our models and assumptions, but modified to use these two factors (weighting of expectations based on property value and the inclusion of foreclosed property sales). In addition to these differences, our estimates are based on our own internally available data combined with publicly available data, and are therefore based on data collected nationwide, whereas the S&P/Case-Shiller index is based only on publicly available data, which may be limited in certain geographic areas of the country. Our comparative calculations to the S&P/Case-Shiller index provided above are not modified to account for this data pool difference.

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Home Price Declines Peak-to-Current (by State) as of 2009 Q2 Percentage of Fannie Mae’s Single-Family Conventional Mortgage Credit Book of Business United States -16.1% Mountain AK -3.0% -24.5% West North Central 0.2% 9.1% -6.3% East North Central New England WA 5.2% -15.9% -14.3% NH -15.1% 3.4% 12.9% -20.3% 5.8% MT 0.5% VT ME -1.9% ND -5.3% 0.3% -1.3% -6.9% OR 0.2% 0.4% 0.1% -17.3% MN 1.7% ID -15.7% MA 1.9% WI -15.7% SD -16.8% -6.6% NY 0.5% -2.0% 2.9% 1.7% -9.0% WY 0.2% MI 5.2% RI -3.6% -29.1% -24.6% 0.2% 2.8% IA 0.4% NE PA CT NV -2.2% NJ -2.8% -3.9% -17.3%Middle Atlantic -50.7% 0.6% OH -18.4% 0.4% -8.8% 3.0% 1.4% 1.3% UT IL IN 3.8% -8.3% Pacific -12.6% -15.6% -4.9% 2.6% DE CA CO 1.0% 4.4% 1.3% WV -9.6% DC 12.0% -34.2% -41.3% -10.2% KS MO 0.4% 16.7% -4.0% VA -17.0% 22.7% 2.5% -3.0% -6.4% KY 0.2% -18.4% MD 0.3% 0.5% 1.5% 3.4% -2.6% -22.0% 0.7% 2.8% NC AZ TN -4.1% -43.4% NM OK -5.1% 2.6% 2.8% -7.8% -0.1% 1.4% AR SC 0.6% 0.6% -3.4% -5.2% South Atlantic 0.5% 1.3% -22.6% State Home Price Decline AL GA MS -2.8% -12.0% -4.3% 21.2% 1.1% 3.0% Below -15% LA 0.5% HI TX -1.8% -15% to -10% -21.0% -0.8% 0.9% -10% to -5% 0.8% 5.0% -5% to 0% FL West South Central East South Central -45.1% -1.0% -3.7% 7.2% — Top %: State/Region Home Price Decline Rate % from applicable peak in that state through June 30, 2009 7.0% 3.6% -Bottom %: % of Fannie Mae single-family conventional mortgage credit book of business by unpaid principal balance as of June 30, 2009 Note: Regional home price decline percentages are a housing stock unit-weighted average of home price decline percentages of states within each region. Source: Fannie Mae. Initial estimate based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of June 2009. Including subsequent data may lead to materially different results. 4

FannieMae

Fannie Mae Credit Profile by Key Product Features

Credit Characteristics of Single-Family Conventional Mortgage Credit Book of Business

As of June 30, 2009	Negative-Amortizing Loans	Interest-Only Loans	Loans with FICO < 620[3]	Loans with FICO ≥ 620 and < 660[3]	Loans with Original LTV Ratio > 90%	Loans with FICO < 620 and Original LTV Ratio > 90%[3]	Alt-A Loans	Subprime Loans	Sub-total of Key Product Features[1]	Overall Book
	Categories Not Mutually Exclusive[1]									
Unpaid Principal Balance (billions)[2]	$15.4	$195.9	$115.6	$242.3	$265.3	$25.4	$269.3	$7.9	$878.2	$2,744.2
Share of Single-Family Conventional Credit Book	0.6%	7.1%	4.2%	8.8%	9.7%	0.9%	9.8%	0.3%	32.0%	100.0%
Average Unpaid Principal Balance	$137,513	$242,048	$125,165	$140,431	$141,622	$118,569	$168,784	$149,958	$152,814	$150,966
Serious Delinquency Rate	8.48%	15.09%	13.07%	9.13%	9.66%	21.37%	11.91%	21.75%	9.36%	3.94%
Origination Years 2005-2007	61.3%	80.7%	55.8%	54.1%	56.8%	69.5%	73.3%	80.8%	60.6%	40.5%
Weighted Average Original Loan-to-Value Ratio	71.2%	75.8%	76.7%	77.4%	97.2%	98.1%	72.9%	77.2%	79.3%	71.6%
Original Loan-to-Value Ratio > 90%	0.3%	9.3%	22.0%	20.9%	100.0%	100.0%	5.4%	6.8%	30.2%	9.7%
Weighted Average Mark-to-Market Loan-to-Value Ratio	97.5%	103.2%	80.4%	82.2%	101.9%	101.5%	89.0%	93.8%	88.6%	74.0%
Mark-to-Market Loan-to-Value Ratio > 100% and <= 125%	15.6%	23.1%	13.4%	13.9%	29.8%	31.2%	14.8%	17.0%	17.7%	9.1%
Mark-to-Market Loan-to-Value Ratio > 125%	33.0%	22.4%	6.6%	8.0%	13.2%	12.2%	15.3%	14.3%	11.4%	5.3%
Weighted Average FICO[3]	702	724	588	641	695	592	718	623	686	727
FICO < 620[3]	9.1%	1.3%	100.0%	0.0%	9.6%	100.0%	0.7%	48.0%	13.2%	4.2%
Fixed-rate	0.2%	39.6%	93.4%	92.2%	94.2%	95.5%	72.2%	74.4%	80.9%	91.1%
Primary Residence	69.7%	84.7%	96.7%	94.3%	97.2%	99.4%	77.3%	96.6%	89.3%	89.8%
Condo/Co-op	13.8%	16.5%	4.9%	6.8%	9.9%	6.0%	10.9%	4.6%	9.7%	9.3%
Credit Enhanced[4]	74.4%	35.6%	33.5%	35.1%	91.0%	92.7%	38.9%	63.1%	43.9%	19.5%
% of 2007 Credit Losses[5]	0.9%	15.0%	18.8%	21.9%	17.4%	6.4%	27.8%	1.0%	72.3%	100.0%
% of 2008 Credit Losses[5]	2.9%	34.2%	11.8%	17.4%	21.3%	5.4%	45.6%	2.0%	81.3%	100.0%
% of 2008 Q3 Credit Losses[5]	3.8%	36.2%	11.3%	16.8%	21.5%	5.4%	47.6%	2.1%	82.4%	100.0%
% of 2008 Q4 Credit Losses[5]	2.2%	33.1%	11.5%	17.2%	23.1%	5.2%	43.2%	2.0%	81.0%	100.0%
% of 2009 Q1 Credit Losses[5]	1.8%	34.2%	10.7%	16.0%	22.5%	6.5%	39.2%	2.0%	77.7%	100.0%
% of 2009 Q2 Credit Losses[5]	2.2%	32.2%	9.2%	16.0%	19.7%	5.7%	41.2%	1.1%	76.0%	100.0%

(1) Loans with multiple product features are included in all applicable categories. The subtotal is calculated by counting a loan only once even if it is included in multiple categories.

(2) Excludes non-Fannie Mae securities held in portfolio and Alt-A and subprime wraps, for which Fannie Mae does not have loan-level information. Fannie Mae has access to detailed loan-level information on approximately 95% of its conventional single-family mortgage credit book of business. Certain data contained in this presentation are based upon information that Fannie Mae receives from third-party sources. Although Fannie Mae generally considers this information reliable, it does not guarantee that it is accurate or suitable for any particular purpose.

(3) FICO Credit scores reported in the table are those provided by the sellers of the mortgage loans at time of delivery.

(4) Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional mortgage credit book of business for which Fannie Mae has access to loan-level information. Includes primary mortgage insurance, pool insurance, lender recourse and other credit enhancement.

(5) Expressed as a percentage of credit losses for the single-family mortgage credit book of business. For information on total credit losses, refer to Fannie Mae's 2009 Q2 Form 10-Q and 2008 Form 10-K.

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FannieMae

Fannie Mae Credit Profile by Vintage and Key Product Features

Credit Characteristics of Single-Family Conventional Mortgage Credit Book of Business by Vintage

As of June 30, 2009	Overall Book	Vintages 2009	2008	2007	2006	2005	2004 and Earlier
Unpaid Principal Balance (billions) [1]	$2,744.2	$329.2	$399.3	$469.4	$324.7	$317.6	$904.0
Share of Single-Family Conventional Credit Book	100.0%	12.0%	14.5%	17.1%	11.8%	11.6%	32.9%
Average Unpaid Principal Balance	$150,966	$218,173	$202,209	$187,377	$171,563	$160,062	$108,759
Serious Delinquency Rate	3.94%	0.01%	1.95%	9.22%	9.05%	5.09%	2.10%
Weighted Average Original Loan-to-Value Ratio	71.6%	66.0%	72.7%	77.1%	74.4%	72.0%	69.0%
Original Loan-to-Value Ratio > 90%	9.7%	2.3%	10.0%	18.8%	11.2%	8.2%	7.4%
Weighted Average Mark-to-Market Loan-to-Value Ratio	74.0%	66.1%	78.5%	93.6%	93.9%	82.4%	54.6%
Mark-to-Market Loan-to-Value Ratio >100% and <=125%	9.1%	0.2%	9.2%	20.6%	16.7%	12.2%	2.4%
Mark-to-Market Loan-to-Value Ratio >125%	5.3%	0.0%	1.5%	11.8%	15.2%	8.8%	0.7%
Weighted Average FICO [2]	727	763	738	712	714	722	723
FICO < 620 [2]	4.2%	0.3%	2.4%	6.9%	5.7%	4.3%	4.5%
Interest Only	7.1%	0.2%	5.3%	15.0%	16.9%	10.2%	1.7%
Negative-Amortizing	0.6%	0.0%	0.0%	0.1%	1.3%	1.5%	0.7%
Fixed-rate	91.1%	99.6%	93.2%	90.9%	86.1%	83.5%	91.5%
Primary Residence	89.8%	93.9%	88.7%	88.3%	86.6%	87.7%	91.5%
Condo/Co-op	9.3%	7.0%	11.2%	11.2%	11.5%	10.2%	7.2%
Credit Enhanced [3]	19.5%	7.1%	22.6%	31.9%	29.0%	20.9%	12.3%
% of 2007 Credit Losses [4]	100.0%	—	—	1.9%	21.3%	23.6%	53.2%
% of 2008 Credit Losses [4]	100.0%	—	0.5%	27.9%	34.9%	19.3%	17.3%
% of 2008 Q3 Credit Losses [4]	100.0%	—	0.4%	31.3%	35.2%	18.3%	14.9%
% of 2008 Q4 Credit Losses [4]	100.0%	—	1.3%	32.0%	34.2%	17.7%	14.9%
% of 2009 Q1 Credit Losses [4]	100.0%	0.0%	2.6%	34.0%	31.7%	17.6%	14.1%
% of 2009 Q2 Credit Losses [4]	100.0%	0.0%	4.3%	34.6%	31.7%	16.6%	12.7%
Cumulative Default Rate [5]	—	—	0.12%	1.45%	2.17%	1.50%	—

(1) Excludes non-Fannie Mae securities held in portfolio and Alt-A and subprime wraps, for which Fannie Mae does not have loan-level information. Fannie Mae has access to detailed loan-level information on approximately 95% of its conventional single-family mortgage credit book of business. Certain data contained in this presentation are based upon information that Fannie Mae receives from third-party sources. Although Fannie Mae generally considers this information reliable, it does not guarantee that it is accurate or suitable for any particular purpose.

(2) FICO Credit scores reported in the table are those provided by the sellers of the mortgage loans at time of delivery.

(3) Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional mortgage credit book of business for which Fannie Mae has access to loan-level information. Includes primary mortgage insurance, pool insurance, lender recourse and other credit enhancement.

(4) Expressed as a percentage of credit losses for the single-family mortgage credit book of business. For information on total credit losses, refer to Fannie Mae's 2009 Q2 Form 10-Q and 2008 Form 10-K.

(5) Includes loan liquidations other than through voluntary pay-off or repurchase by lenders and includes loan foreclosures, preforeclosure sales, sales to third parties and deeds in lieu of foreclosure. Cumulative Default Rate is the total number of defaulted loans since origination divided by total originated loans. As of June 30, 2009, 2004 vintage cumulative default rate was 1.07% and 2003 vintage cumulative default rate was 0.65%.

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Fannie Mae Single-Family Cumulative Default Rate Overall Originations from 2000 through 2009 Q2 2.20% 2006 2.00% 1.80% 1.60% 2007 2005 1.40% 2000 2000 2001 1.20% 2002 2004 2001 2003 1.00% 2004 2002 0.80% 2005 Cumulative Default Rate 2003 2006 0.60% 2007 0.40% 2008 0.20% 2008 0.00% Yr1-Q1 Yr1-Q2 Yr1-Q3 Yr1-Q4 Yr2-Q1 Yr2-Q2 Yr2-Q3 Yr2-Q4 Yr3-Q1 Yr3-Q2 Yr3-Q3 Yr3-Q4 Yr4-Q1 Yr4-Q2 Yr4-Q3 Yr4-Q4 Yr5-Q1 Yr5-Q2 Yr5-Q3 Yr5-Q4 Yr6-Q1 Yr6-Q2 Yr6-Q3 Yr6-Q4 Yr7-Q1 Yr7-Q2 Yr7-Q3 Yr7-Q4 Yr8-Q1 Yr8-Q2 Yr8-Q3 Yr8-Q4 Yr9-Q1 Yr9-Q2 Yr9-Q3 Yr9-Q4 Yr10-Q1 Yr10-Q2 Time Since Beginning of Origination Year Note: Defaults include loan liquidations other than through voluntary pay-off or repurchase by lenders and include loan foreclosures, preforeclosure sales, sales to third parties and deeds in lieu of foreclosure. Cumulative Default Rate is the total number of defaulted loans since origination divided by total originated loans. Data as of June 30, 2009 is not necessarily indicative of the ultimate performance and are likely to change, perhaps materially, in future periods. 7

FannieMae

Fannie Mae Credit Profile by State

Credit Characteristics of Single-Family Conventional Mortgage Credit Book of Business by State

As of June 30, 2009	Overall Book	AZ	CA	FL	MI	NV	OH
Unpaid Principal Balance (billions) (1)	$2,744.2	$77.1	$457.0	$198.1	$78.1	$35.4	$72.2
Share of Single-Family Conventional Credit Book	100.0%	2.8%	16.7%	7.2%	2.8%	1.3%	2.6%
Average Unpaid Principal Balance	$150,966	$160,011	$207,346	$145,116	$117,702	$178,319	$106,649
Serious Delinquency Rate	3.94%	6.54%	4.23%	9.71%	4.31%	9.33%	3.73%
Origination Years 2005-2007	40.5%	56.2%	36.1%	56.6%	34.6%	57.2%	36.0%
Weighted Average Original Loan-to-Value Ratio	71.6%	73.7%	63.2%	73.3%	74.0%	74.5%	77.0%
Original Loan-to-Value Ratio > 90%	9.7%	9.7%	2.9%	10.5%	9.8%	9.2%	15.0%
Weighted Average Mark-to-Market Loan-to-Value Ratio	74.0%	99.1%	77.1%	98.3%	86.0%	112.3%	72.0%
Mark-to-Market Loan-to-Value Ratio >100% and <=125%	9.1%	20.9%	13.4%	21.2%	23.3%	21.5%	6.5%
Mark-to-Market Loan-to-Value Ratio >125%	5.3%	23.1%	11.2%	24.6%	5.9%	38.9%	0.0%
Weighted Average FICO (2)	727	727	735	719	722	725	722
FICO < 620 (2)	4.2%	3.5%	2.6%	5.2%	5.2%	3.0%	5.5%
Interest Only	7.1%	14.7%	11.8%	11.3%	4.5%	20.0%	2.8%
Negative Amortizing	0.6%	0.7%	2.0%	1.1%	0.2%	1.8%	0.1%
Fixed-rate	91.1%	86.0%	85.9%	87.5%	90.5%	78.2%	94.4%
Primary Residence	89.8%	83.5%	88.5%	81.9%	92.7%	80.3%	94.2%
Condo/Co-op	9.3%	5.4%	11.9%	15.5%	9.3%	7.6%	4.4%
Credit Enhanced (3)	19.5%	21.4%	11.2%	22.6%	18.6%	26.0%	25.5%
% of 2007 Credit Losses (4)	100.0%	1.8%	7.2%	4.7%	26.1%	1.2%	13.1%
% of 2008 Credit Losses (4)	100.0%	8.0%	25.2%	10.9%	12.5%	4.9%	3.7%
% of 2008 Q3 Credit Losses (4)	100.0%	8.6%	31.1%	10.2%	10.9%	4.8%	3.1%
% of 2008 Q4 Credit Losses (4)	100.0%	9.9%	19.5%	15.0%	9.1%	5.8%	3.2%
% of 2009 Q1 Credit Losses (4)	100.0%	12.2%	26.3%	12.0%	6.9%	7.2%	2.0%
% of 2009 Q2 Credit Losses (4)	100.0%	11.0%	24.7%	14.6%	7.9%	6.3%	2.3%

(1) Excludes non-Fannie Mae securities held in portfolio and Alt-A and subprime wraps, for which Fannie Mae does not have loan-level information. Fannie Mae has access to detailed loan-level information on approximately 95% of its conventional single-family mortgage credit book of business. Certain data contained in this presentation are based upon information that Fannie Mae receives from third-party sources. Although Fannie Mae generally considers this information reliable, it does not guarantee that it is accurate or suitable for any particular purpose.

(2) FICO Credit scores reported in the table are those provided by the sellers of the mortgage loans at time of delivery.

(3) Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional mortgage credit book of business for which Fannie Mae has access to loan-level information . Includes primary mortgage insurance, pool insurance, lender recourse and other credit enhancement.

(4) Expressed as a percentage of credit losses for the single-family mortgage credit book of business. For information on total credit losses, refer to Fannie Mae's 2009 Q2 Form 10-Q and 2008 Form 10-K.

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Fannie Mae Single-Family Serious Delinquency Rates by State and Region Serious Delinquency Rates by State June 30, 2008 September 30, 2008 December 31, 2008 March 31, 2009 June 30, 2009 Arizona 1.51% 2.14% 3.41% 5.00% 6.54% California 1.05% 1.44% 2.30% 3.33% 4.23% Florida 3.21% 4.37% 6.14% 8.07% 9.71% Michigan 1.57% 1.86% 2.64% 3.37% 4.31% Nevada 2.25% 3.08% 4.74% 7.05% 9.33% Ohio 1.95% 2.19% 2.68% 3.17% 3.73% Total conventional single-1.36% 1.72% 2.42% 3.15% 3.94% family loans Serious Delinquency Rates by Region (1) Midwest 1.57% 1.86% 2.44% 3.02% 3.71% Northeast 1.21% 1.47% 1.97% 2.53% 3.20% Southeast 1.80% 2.34% 3.27% 4.24% 5.21% Southwest 1.08% 1.35% 1.98% 2.45% 3.07% West 0.97% 1.33% 2.10% 3.06% 3.96% Total conventional single-1.36% 1.72% 2.42% 3.15% 3.94% family loans (1) For information on which states are included in each region, refer to Fannie Mae’s 2009 Q2 Form 10-Q.

FannieMae

Home Price Growth/Decline and Fannie Mae Real Estate Owned (REO) in Selected States

State	REO Acquisitions (Number of Properties)						REO Inventory as of June 30, 2008	REO Inventory as of June 30, 2009	1-Year HP Growth July 2008 to June 2009[2]	5-Year Annualized HP Growth July 2004 to June 2009[2]
	2007	2008	2008 Q3	2008 Q4[1]	2009 Q1[1]	2009 Q2[1]				
Arizona	751	5,532	1,887	1,698	2,526	2,879	1,978	4,354	-23.8%	-1.7%
California	1,681	10,624	4,399	1,830	3,719	4,444	4,814	8,078	-18.3%	-4.7%
Florida	1,714	6,159	1,874	1,915	1,680	2,876	2,681	4,251	-21.9%	-3.3%
Michigan	8,067	11,749	3,418	2,037	2,415	3,306	10,263	9,558	-11.1%	-5.9%
Nevada	530	2,906	1,005	812	1,210	1,337	1,205	2,254	-29.1%	-7.9%
Ohio	4,433	5,289	1,485	1,141	713	1,349	3,402	2,623	-3.8%	-0.9%
All other States	31,945	52,393	15,515	11,565	13,111	15,904	29,830	31,497	-5.1%	1.8%
Total	49,121	94,652	29,583	20,998	25,374	32,095	54,173	62,615	-8.4%	0.2%

(1) Foreclosure levels were less than they otherwise would have been because of Fannie Mae's foreclosure moratorium on occupied single-family properties between the periods November 26, 2008 through January 31, 2009 and February 17, 2009 through March 6, 2009, and its directive to delay foreclosure sales until the loan servicer has exhausted all other foreclosure prevention alternatives.

(2) Initial estimate based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of June 2009. Including subsequent data may lead to materially different results.

On a national basis, REO net sales prices compared with unpaid principal balances of mortgage loans have decreased as follows, driving increases in loss severities:

- 74% in 2008 Q2
- 70% in 2008 Q3
- 61% in 2008 Q4
- 57% in 2009 Q1
- 54% in 2009 Q2

10

Fannie Mae Alt-A Credit Profile by Key Product Features Credit Characteristics of Alt-A Single-Family Mortgage Credit Book of Business by Vintage Vintage (1) 2004 and As of June 30, 2009 Alt-A 2008 2007 2006 2005 Earlier Unpaid principal balance (billions) (2) $269.3 $6.8 $70.4 $76.1 $50.9 $65.1 Share of Alt-A 100.0% 2.5% 26.1% 28.3% 18.9% 24.2% Weighted Average Original Loan-to-Value Ratio 72.9% 66.9% 75.1% 74.2% 72.6% 69.9% Original Loan-to-Value Ratio > 90% 5.4% 2.2% 8.8% 4.8% 3.2% 4.3% Weighted Average Mark-to-Market Loan-to-Value Ratio 89.0% 75.7% 99.5% 102.0% 92.7% 61.1% Mark-to-Market Loan-to-Value Ratio > 100% and <=125% 14.8% 9.4% 20.9% 17.8% 15.7% 4.6% Mark-to-Market Loan-to-Value Ratio > 125% 15.3% 2.3% 18.9% 23.1% 17.0% 2.1% Weighted Average FICO (3) 718 728 713 714 724 722 FICO < 620 (3) 0.7% 0.2% 0.5% 0.5% 0.4% 1.4% Adjustable-rate 27.8% 10.1% 22.4% 30.3% 40.3% 22.9% Interest Only 29.9% 7.1% 38.6% 39.2% 30.1% 12.1% Negative Amortizing 2.9% 0.0% 0.0% 3.9% 6.7% 2.0% Investor 17.6% 18.4% 19.7% 17.2% 19.6% 14.2% Condo/Co-op 10.9% 7.0% 10.1% 11.9% 13.2% 9.4% California 21.9% 20.2% 22.3% 20.0% 20.8% 24.9% Florida 11.3% 9.0% 12.0% 13.0% 12.5% 8.0% Credit Enhanced (4) 38.9% 13.5% 36.0% 53.6% 46.7% 21.4% 2008 Q3 Serious Delinquency Rate 4.92% 0.94% 6.29% 7.27% 4.79% 2.30% 2008 Q4 Serious Delinquency Rate 7.03% 2.14% 9.61% 10.24% 6.64% 3.06% 2009 Q1 Serious Delinquency Rate 9.54% 4.20% 13.51% 13.67% 8.86% 3.97% 2009 Q2 Serious Delinquency Rate 11.91% 6.52% 17.05% 16.78% 10.97% 5.02% % of 2007 Credit Losses (5) 27.8% 0.7% 9.8% 9.7% 7.7% % of 2008 Credit Losses (5) 45.6% 0.0% 12.4% 20.2% 9.7% 3.4% % of 2008 Q3 Credit Losses (5) 47.6% 0.0% 14.0% 20.9% 9.7% 3.1% % of 2008 Q4 Credit Losses (5) 43.2% 0.1% 13.1% 18.8% 8.2% 2.9% % of 2009 Q1 Credit Losses (5) 39.2% 0.2% 12.2% 16.2% 7.7% 2.9% % of 2009 Q2 Credit Losses (5) 41.2% 0.3% 13.5% 16.9% 7.7% 2.8% Cumulative Default Rate (6) 0.43% 3.28% 4.39% 3.06% (1) “Alt-A mortgage loan” generally refers to a mortgage loan that can be underwritten with reduced or alternative documentation than that required for a full documentation mortgage loan but may also include other alternative product features. In reporting our Alt-A exposure, we have classified mortgage loans as Alt-A if the lenders that deliver the mortgage loans to us have classified the loans as Alt- A based on documentation or other product features. We have classified private-label mortgage-related securities held in our investment portfolio as Alt-A if the securities were labeled as such when issued. We are not providing a 2009 vintage column due to our decision to discontinue the purchase of newly originated Alt-A mortgage loans and due to the acquisition of only one other Alt-A mortgage loan as of June 30,2009. (2) Excludes non-Fannie Mae securities held in portfolio and Alt-A and subprime wraps, for which Fannie Mae does not have loan-level information. Fannie Mae has access to detailed loan-level information on approximately 95% of its conventional single-family mortgage credit book of business. Certain data contained in this presentation are based upon information that Fannie Mae receives from third- party sources. Although Fannie Mae generally considers this information reliable, it does not guarantee that it is accurate or suitable for any particular purpose. (3) FICO Credit scores reported in the table are those provided by the sellers of the mortgage loans at time of delivery. (4) Defined as unpaid principal balance of Alt-A loans with credit enhancement as a percentage of unpaid principal balance of all Alt-A loans. At June 30, 2009, 8.6% of unpaid principal balance of Alt-A loans carried only primary mortgage insurance (no deductible), 26.6% had only pool insurance (which is generally subject to a deductible), 3.1% had primary mortgage insurance and pool insurance, and 0.06% carried other credit en hancement such as lender recourse. (5) Expressed as a percentage of credit losses for the single-family mortgage credit book of business. For information on total credit losses, refer to Fannie Mae’s 2009 Q2 Form 10-Q and 2008 Form 10-K. (6) Includes loan liquidations other than through voluntary pay-off or repurchase by lenders and includes loan foreclosures, preforeclosure sales, sales to third parties and deeds in lieu of foreclosure. Cumulative Default Rate is the total number of defaulted loans since origination divided by total originated loans.

FannieMae

Fannie Mae Alt-A Loans Versus Loans Underlying Private-Label Alt-A Securities

Fannie Mae Alt-A Versus Private-Label Security Conforming Alt-A

	Fannie Mae Alt-A Outstanding Alt-A loans in Fannie Mae's Single-Family Guaranty Book of Business as of May 2009	Private-Label Alt-A Outstanding loans backing non-agency Conforming Alt-A MBS as of May 2009
FICO	718	710
Original Loan-to-Value Ratio	73%	75%
Combined Loan-to-Value Ratio at Origination [1]	77%	81%
Geography		
California	22%	27%
Florida	11%	13%
Product Type		
Fixed Rate	72%	50%
Adjustable-Rate	28%	50%
Interest-Only	20%	25%
Negative-Amortizing	3%	20%
Investor	18%	21%

Cumulative Default Rates For Fannie Mae Alt-A And Private-Label Alt-A For 2005, 2006 and 2007 Cohorts [2][3]


Cumulative Default Rates
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
2006 PLS
2007 PLS
2005 PLS
2007 FNM
2006 FNM
2005 FNM
1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 53
Months Since Origination
2005 PLS
2005 FNM
2006 PLS
2006 FNM
2007 PLS
2007 FNM

(1) Includes first liens and any subordinate liens present at origination.

(2) Fannie Mae's cumulative default rates reflect the impact of the foreclosure moratorium and its directive to delay foreclosure sales until the loan servicer has exhausted foreclosure prevention alternatives.

(3) The Cumulative Default Rate is based upon the number of months between the loan origination month/year and default month/year.

Data as of May 2009 is not necessarily indicative of the ultimate performance and are likely to change, perhaps materially, in future periods.

Note: Private-label securities data source: First American CoreLogic, LoanPerformance data, which estimates it captures 97% of Alt-A private-label securities.

12

Fannie Mae Workouts by Type 50,000 45,000 40,000 35,000 Loans 30,000 of 25,000 Number 20,000 15,000 10,000 5,000 0 2008 Q2 2008 Q3 2008 Q4 2009 Q1 2009 Q2 Modifications HomeSaver Advance TMTM Repayment Plans Completed Forbearances Completed Deeds-in-Lieu Preforeclosure Sales (1) Modifications involve changes to the original mortgage loan terms, which may include a change to the product type, interest rate, amortization term, maturity date and/or unpaid principal balance. (2) HomeSaver AdvanceTM are unsecured, personal loans to help qualified borrowers bring their delinquent mortgage loans current after a temporary financial difficulty. (3) Repayment plans involve plans to repay past due principal and interest over a reasonable period of time through temporarily higher monthly payments. Loans with repayment plans are included for loans that were at least 60 days delinquent. (4) Forbearances involve an agreement to suspend or reduce borrower payments for a period of time. Loans with forbearance plans are included for loans that were at least 90 days delinquent. (5) Deeds in lieu of foreclosure involve the borrower voluntarily signing over title to the property without the added expense of a foreclosure proceeding. (6) In a preforeclosure sale, the borrower, working with the servicer, sells the home and pays off all or part of the outstanding loan, accrued interest and other expenses from the sale proceeds. Note: Modification data through 2009 Q2 does not reflect the impact of the Administration’s Making Home Affordable Program, which was announced in March 2009. Information on Home Affordable Modification Program is provided on Slide 14.

Home Affordable Modification Program (HAMP) Details first announced in March 2009. Applies to loans owned or guaranteed by Fannie Mae or Freddie Mac, and non-agency loans meeting the HAMP eligibility requirements. Aimed at helping borrowers either currently delinquent or at imminent risk of default. Borrowers who are at risk of foreclosure must be evaluated for eligibility under the HAMP before any other workout alternatives are considered. As reported by servicers as part of the Making Home Affordable Program, there have been approximately 85,000 trial modifications started on Fannie Mae loans through July 30, 2009. Borrowers must satisfy the terms of a trial modification plan for a trial period of three or four months before a modification under the program becomes effective.

Fannie Mae Modifications of Single-Family Delinquent Loans Re-performance Rates of Modified Change in Monthly Principal and Single Family Loans(1) Interest Payment(1)(2) 100% % Current and Performing* Q2 2008 Q3 2008 Q4 2008 Q1 2009 90% 80% 3 Months post 70% modification 48% 45% 55% 62% 60% 50% 6 months post 40% modification 33% 35% 41% n/a 30% 20% 9 months post 10% modification 29% 28% n/a n/a 0% Q208 Q308 Q408 Q109 Q209 * Includes loans that paid-off Decrease greater than 20% of Principal and Interest Payment Decrease of less than or equal to 20% in Principal and Interest Payment No Change in Principal and Interest Increase in Principal and Interest Payment (1) Excludes loans that were classified as subprime adjustable rate mortgages that were modified into fixed rate mortgages and were current at the time of modification. (2) Represents the change in the monthly principal and interest payment at the modification effective date. The monthly principal and interest payment on modified loans may vary, and may increase, during the remaining life of the loan. Note: Modification data through 2009 Q2 do not reflect the impact of the Administration’s Making Home Affordable Program, which was announced in March 2009. Information on Home Affordable Modification Program is provided on Slide 14.

FannieMae

Fannie Mae Multifamily Credit Profile by Loan Attributes

As of June 30, 2009	Unpaid Principal Balance (Billions)	Share of Multifamily Guaranty Book of Business	% Seriously Delinquent (3)
Total Multifamily Guaranty Book of Business (1)(2)	$176.69	100%	0.51%
Originating loan-to-value ratio:			
Less than or equal to 80%	$167.10	95%	0.51%
Greater than 80%	$9.59	5%	0.50%
Loan Size Distribution:			
Less than or equal to $750K	$4.47	3%	0.81%
Greater than $750K or less than equal to $3M	$23.15	13%	0.79%
Greater than $3M or less than equal to $5M	$16.94	10%	0.90%
Greater than $5M or less than equal to $25M	$71.42	40%	0.53%
Greater than $25M	$60.71	34%	0.26%
Credit Enhanced Loans:			
Credit Enhanced	$158.23	90%	0.43%
Non-Credit Enhanced	$18.46	10%	1.23%
Maturity Dates:			
Loans maturing in 2009 (4)	$9.46	5%	0.55%
Loans maturing in 2010 (4)	$4.57	3%	0.31%
Loans maturing in 2011	$8.69	5%	0.32%
Loans maturing in 2012	$16.15	9%	1.21%
Loans maturing in 2013	$19.46	11%	0.19%
Loans maturing in 2014 and Beyond	$118.37	67%	0.49%

(1) Excludes loans that have been defeased. Defeasance is prepayment of a loan through substitution of collateral, such as Treasury securities.
(2) Represents the portion for which Fannie Mae has access to detailed loan-level information, which constitutes approximately 83% of its total multifamily mortgage credit book of business as of June 30, 2009. Certain data are based upon information received from third-party sources, and although Fannie Mae generally considers this information reliable, it does not guarantee it is accurate or suitable for any particular purpose.
(3) Includes multifamily loans and securities that are 60 days or more past due.
(4) Includes loans backing Discount Mortgage Backed Securities (DMBS), which are securities with maturities of between three and nine months. While the DMBS securities are short-term, the loans backing them have maturities typical of other multifamily mortgages. Approximately $6B of the volume for 2009 is based the maturity date of the DMBS securities rather than the underlying loans. DMBS loans account for less than $1B of the 2010 volume.

16

Fannie Mae Multifamily Credit Profile by Acquisition Year 1.20% Serious Delinquency Rates by Acquisition Year 1.00% 2007 0.80% 0.60% 2006 SDQ Rate 0.40% 2008 2005 2002-2004 0.20% 0.00% Year Year Year Year Year Year 0 1 2 3 4 5 Year Relative to Acquisition 2002-2004 2005 2006 2007 2008 Unpaid Principal Balance Share of Multifamily Guaranty Book As of June 30, 2009 (Billions) of Business % Seriously Delinquent (3) Total Multifamily Guaranty Book of Business (1) (2) $176.69 100% 0.51% By Acquisition Year: 2009 $16.49 9% 0.00% 2008 $32.53 18% 0.33% 2007 $43.76 25% 0.99% 2006 $19.66 11% 0.54% 2005 $17.08 10% 0.28% 2002 - 2004 $30.25 17% 0.32% Prior to 2002 $16.92 10% 0.67% (1) Excludes loans that have been defeased. Defeasance is prepayment of a loan through substitution of collateral, such as Treasury securities. (2) Represents the portion for which Fannie Mae has access to detailed loan-level information, which constitutes approximately 83% of its total multifamily mortgage credit book of business as of June 30, 2009. Certain data are based upon information received from third-party sources, and although Fannie Mae generally considers this information reliable, it does not guarantee it is accurate or suitable for any particular purpose. (3) Includes multifamily loans and securities that are 60 days or more past due. 17